SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8--K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 21, 2001

SAKS INCORPORATED.
(Exact name of registrant as specified in its charter)

TENNESSEE (State or other jurisdiction of incorporation)	1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

Registrant's telephone number, including area code: (205) 940-4000

Item 5.     Other Events.

            On August 21, 2001, Saks Incorporated announced the Company's earnings for the second quarter ended August 4, 2001. Pursuant to General Instruction F to Form 8-K, the August 21, 2001 Press Release is incorporated herein by reference and is attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits.

              (c)     Exhibits.

                       The following exhibits are filed as a part of this report:

Exhibit
Number            Description
99                    Press release dated August 21, 2001 re: Saks Incorporated Reports Operating
                        Results for the Second Quarter and Six Months Ended August 4, 2001

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: August 23, 2001	_/s/ Douglas E. Coltharp______________
Douglas E. Coltharp (Printed) Executive Vice President and Chief Financial Officer (Title)